Item 77-Q3 CERT
(a)
(i) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures. Based on that evaluation, the registrant's management, including the
President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.
(ii) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.
(iii)
CERTIFICATIONS
I, Robert M. Zakem, certify that:

1.	I have reviewed this report on Form N-SAR of
the Anchor Pathway Fund;

2.	Based on my knowledge, this report does not
contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. 	Based on my knowledge, the financial
information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. 	The registrant's other certifying officers and
I are responsible for establishing and
maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a) 	designed such disclosure controls and
procedures to ensure that material information
relating to the registrant, including its
consolidated subsidiaries, is made known to us
by others within those entities, particularly during
the period in which this report is
being prepared;
b) 	evaluated the effectiveness of the registrant's
disclosure controls and procedures as of
a date within 90 days prior to the filing date of
this report (the "Evaluation Date");
and
c) 	presented in this report our conclusions about
the effectiveness of the disclosure
controls and procedures based on our evaluation as of the Evaluation Date;

5. 	The registrant's other certifying officers and
I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a) 	all significant deficiencies in the design or
operation of internal controls which could
adversely affect the registrant's ability to record,
process, summarize, and report
financial data and have identified for the
registrant's auditors any material
weaknesses in internal controls; and
b) 	any fraud, whether or not material, that
involves management or other employees
who have a significant role in the registrant's internal controls; and

6. 	The registrant's other certifying officers and
I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



Date: April 22, 2003
	/s/Robert M. Zakem
Robert M. Zakem
President



CERTIFICATIONS
I, Donna M. Handel, certify that:

1.	I have reviewed this report on Form N-SAR of
the Anchor Pathway Fund;

2.	Based on my knowledge, this report does not
contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. 	Based on my knowledge, the financial
information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. 	The registrant's other certifying officers and
I are responsible for establishing and
maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a) 	designed such disclosure controls and
procedures to ensure that material information
relating to the registrant, including its
consolidated subsidiaries, is made known to us
by others within those entities, particularly during
the period in which this report is
being prepared;
b) 	evaluated the effectiveness of the registrant's
disclosure controls and procedures as of
a date within 90 days prior to the filing date of
this report (the "Evaluation Date");
and
c) 	presented in this report our conclusions about
the effectiveness of the disclosure
controls and procedures based on our evaluation as of the Evaluation Date;

5. 	The registrant's other certifying officers and
I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a) 	all significant deficiencies in the design or
operation of internal controls which could
adversely affect the registrant's ability to record,
process, summarize, and report
financial data and have identified for the
registrant's auditors any material
weaknesses in internal controls; and
b) 	any fraud, whether or not material, that
involves management or other employees
who have a significant role in the registrant's internal controls; and

6. 	The registrant's other certifying officers and
I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.




Date: April 22, 2003
	/s/Donna M. Handel
Donna M. Handel
Treasurer

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